Commitments And Contingencies	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments And Contingencies
COMMITMENTS AND CONTINGENCIES
Ordinary Business Litigation
Delphi is from time to time subject to various legal actions and claims incidental to its business, including those arising out of alleged defects, alleged breaches of contracts, product warranties, intellectual property matters, and employment-related matters. It is the opinion of Delphi that the outcome of such matters will not have a material adverse impact on the consolidated financial position, results of operations, or cash flows of Delphi. With respect to warranty matters, although Delphi cannot ensure that the future costs of warranty claims by customers will not be material, Delphi believes its established reserves are adequate to cover potential warranty settlements.
GM Ignition Switch Recall
In the first quarter of 2014, GM, Delphi’s largest customer, initiated a product recall related to ignition switches. Delphi has received requests for information from, and is cooperating with, various government agencies related to this ignition switch recall. In addition, Delphi has been named as a co-defendant along with GM (and in certain cases other parties) in product liability and class action lawsuits related to this matter. During the second quarter of 2014, all of the class action cases were transferred to the United States District Court for the Southern District of New York (the “District Court”) for coordinated pretrial proceedings. Two consolidated amended class action complaints were filed in the District Court on October 14, 2014. Delphi was not named as a defendant in either complaint. Delphi believes the allegations contained in the product liability cases are without merit, and intends to vigorously defend against them. Although no assurances can be made as to the ultimate outcome of these or any other future claims, Delphi does not believe a loss is probable and, accordingly, no reserve has been made as of December 31, 2014.
Unsecured Creditors Litigation
Under the terms of the Fourth Amended and Restated Limited Liability Partnership Agreement of Delphi Automotive LLP (the “Fourth LLP Agreement”), if cumulative distributions to the members of Delphi Automotive LLP under certain provisions of the Fourth LLP Agreement exceed $7.2 billion, Delphi, as disbursing agent on behalf of DPHH, is required to pay to the holders of allowed general unsecured claims against Old Delphi, $32.50 for every $67.50 in excess of $7.2 billion distributed to the members, up to a maximum amount of $300 million. In December 2014, a complaint was filed in the Bankruptcy Court alleging that the redemption by Delphi Automotive LLP of the membership interests of GM and the PBGC, and the repurchase of shares and payment of dividends by Delphi Automotive PLC, constituted distributions under the terms of the Fourth LLP Agreement approximating $7.2 billion. Delphi considers cumulative distributions through December 31, 2014 to be substantially below the $7.2 billion threshold, and intends to vigorously contest the allegations set forth in the complaint. Accordingly, no accrual for this matter has been recorded as of December 31, 2014.
Brazil Matters
Delphi conducts significant business operations in Brazil that are subject to the Brazilian federal labor, social security, environmental, tax and customs laws, as well as a variety of state and local laws. While Delphi believes it complies with such laws, they are complex, subject to varying interpretations, and the Company is often engaged in litigation with government agencies regarding the application of these laws to particular circumstances. As of December 31, 2014, the majority of claims asserted against Delphi in Brazil relate to such litigation. The remaining claims in Brazil relate to commercial and labor litigation with private parties. Including amounts attributable to discontinued operations, as of December 31, 2014, claims totaling approximately $180 million (using December 31, 2014 foreign currency rates) have been asserted against Delphi in Brazil. As of December 31, 2014, the Company maintains accruals for these asserted claims of $32 million (using December 31, 2014 foreign currency rates). The amounts accrued represent claims that are deemed probable of loss and are reasonably estimable based on the Company’s analyses and assessment of the asserted claims and prior experience with similar matters. While the Company believes its accruals are adequate, the final amounts required to resolve these matters could differ materially from the Company’s recorded estimates and Delphi’s results of operations could be materially affected.
Environmental Matters
Delphi is subject to the requirements of U.S. federal, state, local and non-U.S. environmental and safety and health laws and regulations. As of December 31, 2014 and December 31, 2013, the undiscounted reserve for environmental investigation and remediation was approximately $5 million (of which $1 million was recorded in accrued liabilities and $4 million was recorded in other long-term liabilities) and $6 million (of which $2 million was recorded in accrued liabilities and $4 million was recorded in other long-term liabilities). Additionally, approximately $16 million and $15 million as of December 31, 2014, and December 31, 2013, respectively, of undiscounted reserve for environmental investigation and remediation attributable to discontinued operations was included within liabilities held for sale. Delphi cannot ensure that environmental requirements will not change or become more stringent over time or that its eventual environmental remediation costs and liabilities will not exceed the amount of its current reserves. In the event that such liabilities were to significantly exceed the amounts recorded, Delphi’s results of operations could be materially affected. At December 31, 2014, the difference between the recorded liabilities and the reasonably possible range of loss was not material.
Other Matters
In 2014, Delphi identified certain payments, immaterial in amount, made by certain manufacturing facility employees in China that may violate certain provisions of the U.S. Foreign Corrupt Practices Act (the “FCPA”). Under the oversight of Delphi’s Audit Committee of the Board of Directors, Delphi engaged outside counsel and forensic auditors to assist in a review of these matters, and to evaluate existing controls and compliance policies and procedures. Delphi has undertaken additional compliance training and additional compliance audits to reinforce its existing compliance programs. Violations of the FCPA could result in criminal and/or civil liabilities and other forms of penalties or sanctions. Delphi has voluntarily disclosed these matters to the U.S. Department of Justice and the SEC, and is cooperating fully with these agencies. Although Delphi does not expect the outcome of this review to have a material adverse impact on the Company, there can be no assurance as to the ultimate outcome of these matters at this time.
Operating Leases
Including amounts attributable to discontinued operations, rental expense totaled $112 million, $107 million and $99 million for the years ended December 31, 2014, 2013 and 2012, respectively. As of December 31, 2014, Delphi had minimum lease commitments under non-cancellable operating leases totaling $406 million, which become due as follows:

Minimum Future Operating Lease Commitments
(in millions)
2015	$101
2016	90
2017	69
2018	45
2019	51
Thereafter	50
Total	$406